Exhibit 99.2

DYCOM

THE PEOPLE CONNECTING AMERICA®

# 3RD QUARTER 2026 RESULTS

November 19, 2025

# IMPORTANT INFORMATION

## CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include those related to the Company's current assumptions regarding future business and financial performance, including, but not limited to, those statements related to our recent acquisitions and those found under the "Outlook" slides of this presentation, as well as those related to the proposed transaction by the Company of Power Solutions, statements about the potential benefits of the proposed transaction, and the anticipated timing of closing of the proposed transaction.

Forward-looking statements are based on management's expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company's Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes in government policies and laws affecting our business, including related to funding for infrastructure projects and tariff policies or changes to tax laws, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company's insurance and other reserves and allowances for credit losses, whether the carrying value of the Company's assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company's projects, the impact to the Company's backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, potential liabilities or other adverse effects arising from occupational health, safety, and other regulatory matters, the adequacy of our liquidity, the availability of financing to address our financial needs, the Company's ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company's Senior Credit Facility, and other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission. Risks and uncertainties relating to the Power Solutions transaction include, but are not limited to, risks associated with transactions generally, such as the inability to obtain, or delays in obtaining, any required regulatory approvals or other consents; the failure to consummate or delay in consummating the proposed transaction for other reasons; the risk that a condition to closing of the proposed transaction may not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement; the outcome of any legal proceedings that may be instituted following announcement of the proposed transaction; failure to retain key management and employees of Power Solutions; unfavorable reaction to the proposed transaction by customers, competitors, suppliers and employees; risks that the proposed transaction disrupts current plans and operations of the Company and Power Solutions; the ability to identify and recognize the anticipated benefits of the proposed transaction, expectations and synergies; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the ability of the Company and Power Solutions to successfully integrate their businesses and related operations. Forward-looking statements speak only as of the date they are made, and the Company does not undertake any obligation to update its forward-looking statements.

## NON-GAAP FINANCIAL MEASURES

This presentation includes certain "Non-GAAP" financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided beginning on slide 23 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results.

# FINANCIAL HIGHLIGHTS

## Delivered strong revenue growth and margin expansion

| $ MILLIONS, except EPS | Q3 2026 | Q3 2025 | Y/Y |
|---|---|---|---|
| Total Contract Revenues[1] | $ 1,451.8 | $ 1,272.0 | 14.1% |
| Organic Revenue Growth | | | 7.2% |
| Adjusted EBITDA | $ 219.4 | $ 170.7 | 28.5% |
| Adjusted EBITDA % | 15.1% | 13.4% | 169 bps |
| Adjusted Diluted EPS | $ 3.63 | $ 2.68 | 35.4% |

Reconciliations of Non-GAAP measures begin on slide 23

"We delivered an exceptional third quarter with record revenue, profitability and backlog, reinforcing our industry leadership and operational discipline.

The demand drivers for telecommunications and digital infrastructure have never been stronger. Dycom's unique scale, expertise, and deep customer relationships, position us to lead this significant, long-term deployment of digital infrastructure and deliver substantial value to our shareholders."

**- Dan Peyovich, President and CEO**

# INDUSTRY DRIVERS

**Increasing amounts of capital** in the industry for the deployment and operation of high-capacity telecommunications and digital infrastructure



**Expansion** of Core Maintenance and Operations Services



**Multi-Year Capital Commitments** for Fiber-to-the-Home Deployments



**Increasing Demand** for Fiber Infrastructure to Support Data Center Growth



**Continued State and Federal Program Spending** to Bridge the Digital Divide



**Wireless Network Modernization** to Meet Increasing Digital Demands

# BACKLOG



$ BILLIONS
Next 12 Month Backlog
$7.856
$7.760
$8.127
$7.989
$8.222
$4.467
$4.642
$4.685
$4.604
$4.994
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

**Key wins across diverse demand drivers support backlog quality**

Total Backlog[2] and Next 12 Months Backlog increased **4.7%** and **11.8%** year-over-year, respectively

Subsequent to the quarter, we executed additional service and maintenance agreements that total over **$500 million**

# DEBT AND LIQUIDITY OVERVIEW

Debt maturity profile and strong liquidity position provide financial flexibility

| DEBT SUMMARY<br>$ MILLIONS | Q3 2026 | Q2 2026 |
|---|---|---|
| 4.50% Senior Notes, mature April 2029 | $ 500.00 | $ 500.0 |
| Senior Credit Facility, matures January 2029:[3] | | |
| Term Loan Facility | 445.0 | 450.0 |
| Revolving Facility | - | 85.0 |
| Total Notional Amount of Debt | $ 945.0 | $ 1,035.0 |
| Less: Cash and Equivalents | 110.1 | 28.5 |
| Notional Net Debt | $ 834.9 | $ 1,006.5 |
| Liquidity[4] | $ 706.5 | $ 545.9 |

DYCOM

# CASH FLOW OVERVIEW

Capital allocation prioritizes organic growth, followed by M&A and opportunistic share repurchases, within the context of the Company's historical range of net leverage

| CASH FLOW SUMMARY<br>$ MILLIONS | Q3 2026 | Q3 2025 |
|---|---|---|
| Operating cash flows | $ 220.0 | $ 65.8 |
| Capital expenditures, net of proceeds from sale of assets | $ (47.6) | $ (66.4) |
| Cash paid for acquisitions, net of cash acquired | $ - | $ (150.1) |
| (Repayments) Borrowings on Senior Credit Facility | $ (90.0) | $ 155.0 |
| Other financing and investing activities, net | $ (0.8) | $ (8.6) |

| Days Sales Outstanding ("DSO")[5] | Q3 2026 | Q3 2025 |
|---|---|---|
| Total DSO | 105 | 119 |

# FISCAL 2026 OUTLOOK
## FISCAL YEAR ENDING JANUARY 31, 2026

As a result of our strong performance and favorable demand outlook, the Company is **increasing the midpoint** of its revenue guidance. We now expect total contract revenues for fiscal 2026 to range from **$5.350 billion to $5.425 billion**, representing a range of **13.8% to 15.4% total growth** over the prior year.

This outlook excludes any results from the pending acquisition and related financing. While we expect to close in Q4 2026, impacts are dependent on the timing of completion.

Fiscal 2026 will include 53 weeks of operations due to our fiscal calendar, with the extra week occurring in the Company's fiscal fourth quarter when operations are normally seasonally impacted by winter weather

# Q4 2026 OUTLOOK
## QUARTER ENDING JANUARY 31, 2026

This outlook excludes any results from the pending acquisition and related financing. While we expect to close in Q4 2026, impacts are dependent on the timing of completion.

TOTAL CONTRACT REVENUES

**$1.26 BILLION to $1.34 BILLION**

NON-GAAP ADJUSTED EBITDA

**$140 MILLION to $155 MILLION**

DILUTED EPS

**$1.30 to $1.65**

NON-GAAP ADJUSTED DILUTED EPS*

**$1.62 to $1.97**

*Beginning in Q4 2026, the Company expects to exclude the impacts of intangible amortization expense in its calculation of Non-GAAP Diluted EPS

Amortization Expense

**$12.7 MILLION**

Stock-Based Compensation Expense

**$11.1 MILLION**

Interest Expense, Net

**$13.6 MILLION**

Non-GAAP Effective Income Tax Rate

**26.0%**

Diluted Shares

**29.4 MILLION**

# DYCOM TO ACQUIRE POWER SOLUTIONS, LLC

# DYCOM ACQUISITION OF POWER SOLUTIONS

Positions Dycom at **the Center of Durable, Long-Term Infrastructure Trends**

DYCOM

+

POWER SOLUTIONS

1. Expands Exposure to **Rapidly Growing, Mission-Critical Data Center Demand**
2. Extends Platform for **Long-Term Growth and Diversification**
3. Unlocks **Significant Opportunity to Scale** Operations and Cross-Sell Services
4. Adds **Substantial Skilled Labor Capacity**, Combining Two Leading Workforces
5. **Immediately Accretive** to Dycom's Performance

# TRANSACTION OVERVIEW

## Transaction Value

- Total purchase price of $1.95 billion, consisting of approximately $293 million payable in Dycom common stock and the remainder of the consideration payable in cash, subject to certain closing and post-closing adjustments
- Purchase price represents a multiple of approximately 9.7x Power Solutions trailing four-quarters Adjusted EBITDA
- Treated as an asset purchase for tax purposes and expected to generate sizable tax-deductible intangible assets and goodwill; estimated net present value of the future cash benefit of the tax amortization further reduces implied multiple paid by over 1.0x based on the trailing four-quarters Adjusted EBITDA, for an estimated net multiple of approximately 8.5x

## Expected Financial Benefits

- Expected to be immediately accretive to Adjusted EBITDA margin and Adjusted Diluted EPS*, and projected to improve free cash flow for the combined company, enhancing Dycom's already strong performance and outlook
- Power Solutions annual revenue is expected to be approximately $1.0 billion for CY2025; The company's 4-year revenue CAGR has been approximately 15%, a trajectory that is expected to continue in CY2026
- Power Solutions has consistently delivered Adjusted EBITDA margins in the mid-to-high teens; this level of profitability is expected to be sustained in CY2026
- Synergies not included in guidance or valuation, but expected to be achieved over time

## Financing and Pro Forma Capital Structure

- Cash portion of the transaction expected to be funded with a mix of cash on hand, a committed $1.0 billion senior secured term loan A facility and proceeds from a committed $700 million senior secured 364-day bridge loan facility
- Pro forma net leverage expected to be below 3.0x at closing with a clear path to de-lever to approximately 2.0x in the next 12-18 months, maintaining Dycom's financial flexibility for continued strategic growth

## Timing and Next Steps

- Transaction expected to close this fiscal year ending January 31, 2026, subject to regulatory approvals and satisfaction of other customary closing conditions

*Excluding non-cash amortization of intangible assets

# POWER SOLUTIONS OVERVIEW

## Premier Leader in Data Center Electrical Contracting

Founded in 1998, Power Solutions is one of the largest electrical contractors in the Mid-Atlantic. The Company specializes in mission-critical electrical construction highly focused on data center projects.

Power Solutions built its expertise alongside early-stage cloud and hyperscale developers in the DMV region—now the largest data center hub in the world.

Power Solutions' deep experience positions it to continue to win with customers.

**27**
years in business

**2,800+**
highly skilled workforce

**90%**
of revenues from **data center** projects

Headquartered in Maryland, serving the **largest data center hub** in the world

Decades-long **relationships** with leading **data center developers** and **big-tech end users**

Highly **experienced leadership team** with significant **bench strength**

# POWER SOLUTIONS OVERVIEW

## A Strong Track Record of Performance

Power Solutions has consistently generated strong top and bottom-line growth, while increasing project size and scope due to high demand for its services as a leading electrical contractor in the region

**~$1.0B**
Revenues CY2025E

**15%+**
Revenue CAGR 2020-2024

**$1.0B+**
Current Backlog

**Mid-to-High Teens**
Historical Adj. EBITDA Margin

**Immediately accretive** to Adjusted EBITDA and Adjusted EPS*

**Robust FCF Generation**
Rapid Cash Conversion Cycle

*Excluding non-cash amortization of intangible assets

# POWER SOLUTIONS OVERVIEW

## Differentiated in Ability to Scale and Deliver the Highest Level of Service in a Highly Complex, Technical Space



**ELECTRICAL CONSTRUCTION**



**DESIGN / BUILD**



**SERVICE & MAINTENANCE**



**TESTING**

- Specializes in mission-critical electrical infrastructure solutions for data centers and other vital industries in DMV region with 90% of revenues tied to data center projects
- Operates full pre-fabrication facility currently supporting data center contracts
- Partners with suppliers of materials to have real time onsite access for material components



**MV Power Distribution**
MV switchgear & MCCs
Protection relays
Distribution transformer
Active voltage conditioning
Network mgmt. SCADA
Data communication

**Back-up Power**
Diesel generators
Electrification

**Uninterruptible Power Systems**
UPS products
Diesel generators
Batteries
Service contracts
Transfer switch

**Building Automation**
Remote power panels
Power measurement
KNX/EIB
Data communication

**Security Systems**
Lighting system
Fire protection
Security alarms

**LV Power Distribution**
LV switchgear & MCCs
Intelligent PDUs
Active filters
Power factor correction
Network analyzer

**Server Cabinets**
Server
RackStorage devices
PDUs
Communication cabling
Lighting system

**HVAC Solutions**
Cooling units
EFF1 electric motors
Variable speed drive
Components for control panels
PLCs
Data communication

# EXPANDS DYCOM'S EXPOSURE TO RAPIDLY GROWING DATA CENTER END MARKET

## Immediately Deepens Exposure to one of the Fastest-Growing Infrastructure Sectors

**Data center infrastructure is poised for significant growth. While traditional non-gen-AI drivers, like cloud migration, are projected to sustain a 16% CAGR on their own, analysts estimate total U.S. demand for data center capacity could grow at 20% to 25% CAGR through 2030, with gen-AI accounting for the significant acceleration.[6]**

- Data use explosion from IoT, AI, and mobile
- Breakthroughs in compute efficiency
- Complex computation for high data workloads
- Shift toward large-scale data centers due to scale benefits
- Policy incentives to support industry build-out

**Strategically positioned in the DMV, the world's largest and fastest-growing data center hub, providing substantial opportunities for growth**

- As of 1H25, Virginia reached 6.2GW in operational capacity, representing 27% of total operational capacity in US markets[7]
- This geography is forecasted to capture 30% of U.S. data center capacity currently under construction and planned[7]

### CURRENT AND EXPECTED DATA CENTER CAPACITY (GW)



WA 0.6 0.7
OR 2.1 1.0
CA 1.3 1.3
NV 0.7 6.5
UT 0.5 1.9
CO 0.1 0.7
AZ 1.8 7.4
TX 2.4 14.8
MN 0.1 0.8
IA 0.6 2.1
MO 0.1 1.1
IL 1.2 4.8
LA <0.1 2.2
AL 0.2 1.0
GA 0.9 8.2
SC 0.6 3.2
OH 1.9 4.7
VA 6.2 26.7
PA 0.2 3.4
MD <0.1 1.5
NY/NJ 0.7 0.3
MA 0.2
Current Capacity
Capacity Under Construction and Planned

Source: Cushman & Wakefield Data Center Advisory Group, 2025

DYCOM + POWER SOLUTIONS

# DIVERSIFIES BUSINESS AND EXTENDS PLATFORM INTO COMPELLING ADJACENCY FOR LONG-TERM GROWTH

## Power Solutions Brings Leading Electrical Contracting Capabilities, Diversifying Business and Extending Platform For Long-Term Growth

### POWER SOLUTIONS

Robust electrical contracting capabilities to capture one of the fastest growing infrastructure sectors

**90%** DATA CENTER ELECTRICAL

**10%** OTHER



**REVENUE $1.0 BILLION**

+

### DYCOM

Deep, integrated expertise in fiber and telecommunications infrastructure with unmatched scale

**100%** TELECOMMUNICATIONS AND OTHER



**REVENUE $5.4 BILLION**

=

### COMBINED*

Critical, digital infrastructure services portfolio executed by a leading operator with national reach

**84%**

**16%**



**REVENUE $6.4 BILLION**

*Business mix calculated using Power Solutions' CY2025E revenue and midpoint of Dycom's FY26 revenue outlook

# UNLOCKS SIGNIFICANT OPPORTUNITY TO SCALE POWER SOLUTIONS' OPERATIONS AND CROSS-SELL SERVICES

## Primed to Deliver an Expanded Solutions Set to Customers Across a Nationwide Footprint

### DYCOM NATIONWIDE FOOTPRINT

**37**
COMPANIES

**50**
STATES

**500+**
LOCATIONS

**CUSTOMERS**
Telecom and IT Services Companies



VT
NH
MA
RI
CT
NJ
DE
MD
DC
DYCOM HQ

- Unlocks the ability to extend combined capabilities into additional targeted, high-growth regions over time, leveraging Dycom's existing scale and resources

### POWER SOLUTIONS REGIONAL FOOTPRINT



PA
NJ
MD
DE
VA

**3**
STATES

**4**
LOCATIONS

**CUSTOMERS**
Regional General Contractors in Digital Infrastructure

Deep Relationships With End User Data Center and Hyperscaler Clients

- Delivers a powerful integrated service offering, enabling significant cross-selling opportunities across existing customers and participants in digital infrastructure

DYCOM + POWER SOLUTIONS

# ADDS SUBSTANTIAL SKILLED LABOR CAPACITY, COMBINING TWO LEADING WORKFORCES

## 2,800+ Highly Skilled Employees Provide Self-Perform Electrical Contracting Capabilities, Extending Capacity to Execute Large, Complex Projects

| Preserves what makes Power Solutions special | Deepens bench and execution strength | A proven culture of safety and performance | Unites two people-first organizations |
|---|---|---|---|
| Continue operating under strong brand while leveraging Dycom's national reach and balance sheet strength | Expands ability to meet demand for skilled labor, led by a highly experienced and tenured leadership team | Shared focus on disciplined execution and delivering at the highest levels for customers and employees | Combining strong, trades-based cultures centered on safety, quality, talent development, and operational excellence |









# ENHANCES DYCOM'S POSITIONING AT THE CENTER OF DURABLE, LONG-TERM INFRASTRUCTURE TRENDS

## Poised to Capture Outsized Share of Digital Infrastructure Spending with Diversified Offering

As the digital economy expands, the demand for robust and reliable infrastructure – from high-speed fiber networks across the country to electrical systems inside data centers – is growing at an unprecedented rate. Our combined comprehensive suite of services positions us to capitalize on this significant investment cycle, enabling us to deliver the critical infrastructure that connects America.


DATA CENTERS
METRO
HOMES
APARTMENTS
RURAL
METRO
DIGITAL INFRASTRUCTURE SERVICES
A Intracity / Metro
B Intercity / Long-Haul
C Fiber to the Home
D MDU
E Rural Fiber Deployment
F Data Center Interconnect
G Fulfillment
H OSP - Underground & Splicing
I OSP - Aerial & Splicing
J ISP (Inside Plant)
K Wireless - Tower, Small Cell, DAS
L MV Power Distribution
M Back-up Power
N Uninterruptible Power Systems
O HVAC Solutions
P Building Automation
Q Server Cabinets
R Security Systems
S LV Power Distribution
Additional Services:
• Program Management • Engineering • Locates

# POWER SOLUTIONS IS IMMEDIATELY ACCRETIVE TO DYCOM'S PERFORMANCE

## Power Solutions Financial Outlook:

- Power Solutions CY2025 annual revenue expected to be approximately **$1.0 billion**
- Company's 4-year revenue CAGR trajectory of **~15%** expected to continue in CY2026
- Historical **mid-to-high teens Adjusted EBITDA margin** performance expected to be sustained in CY2026
- Outlook supported by **over $1.0 billion of current backlog**

**Immediate Expected Financial Benefits:**

- Incremental revenue growth
- Diversified revenue mix
- Accretive to Adjusted EBITDA margin
- Accretive to Adjusted Diluted EPS*
- Strong FCF profile

*Excluding non-cash amortization of intangible assets

# POWER SOLUTIONS IS A KEY STEP IN THE EXECUTION OF DYCOM'S STRATEGIC VISION FOR SIGNIFICANT LONG-TERM GROWTH

- Expands Dycom's exposure to **rapidly-growing, mission-critical data center demand**
- **Extends platform for long-term growth and diversification** as a natural extension of current operations
- Unlocks **significant opportunity to scale** Power Solutions' operations and cross-sell services
- Adds **substantial in-house skilled workforce** providing self-perform capabilities in electrical contracting
- **Compelling financial profile** generating strong top and bottom-line growth with strong free cash flow profile
- Integration founded on **deeply-shared values** and unwavering commitments to safety, quality and customer service

DYCOM + POWER SOLUTIONS

# NON-GAAP RECONCILIATIONS

Q3 2026

# EXPLANATION OF NON-GAAP FINANCIAL MEASURES

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company's quarterly results releases, slide presentations, conference calls and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company's performance for the period reported with the Company's performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results. Management defines the Non-GAAP financial measures used as follows:

- **Non-GAAP Organic Contract Revenues** – contract revenues from businesses that are included for the entirety of both the current and prior year periods, excluding contract revenues from certain non-recurring items. Non-GAAP Organic Contract Revenue change percentage is calculated as the change in Non-GAAP Organic Contract Revenues from the comparable prior year period divided by the comparable prior year period Non-GAAP Organic Contract Revenues.
- **Non-GAAP Adjusted EBITDA** – EBITDA (earnings before interest, taxes, depreciation and amortization) adjusted for gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company's operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates.
- **Non-GAAP Adjusted Net Income** - GAAP net income before certain non-recurring items and the related tax impact. Management believes Non-GAAP Adjusted Net Income is a helpful measure for comparing the Company's operating performance with prior periods. Beginning in Q4 2026, the Company expects to exclude the impacts of intangible amortization expense in its calculation of Non-GAAP Adjusted Net Income.
- **Non-GAAP Adjusted Diluted Earnings per Common Share** - Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding.
- **Notional Net Debt** - aggregate face amount of outstanding debt less cash and equivalents. Management believes notional net debt is a helpful measure to assess the Company's liquidity.

Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share:

- **Stock-based compensation modification** - In connection with the Company's CEO succession plan and transition completed in November 2024, the Company incurred stock-based compensation modification expense. The Company excludes the impact of the modification because the Company believes it is not indicative of its underlying results or ongoing operations.
- **Acquisition integration costs** - The Company incurred costs of approximately $4.2 million in connection with the integration of a business acquired during the quarter ended October 26, 2024. The exclusion of the acquisition integration costs from the Company's Non-GAAP financial measures provides management with a consistent measure for assessing financial results.
- **Loss on debt extinguishment** - Loss on debt extinguishment includes the write-off of deferred financing fees in connection with the amendment of the Company's credit agreement during the quarter ended July 27, 2024. Management believes excluding the loss on debt extinguishment from the Company's Non-GAAP financial measures assists investors' overall understanding of the Company's current financial performance and provides management with a consistent measure for assessing the current and historical financial results.
- **Tax impact of pre-tax adjustments** - The tax impact of pre-tax adjustments reflects the Company's estimated tax impact of specific adjustments and the effective tax rate used for financial planning for the applicable period.

# RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES

## CONTRACT REVENUES AND NON-GAAP ORGANIC CONTRACT REVENUES

UNAUDITED

$ MILLIONS

| | Quarter Ended October 25, 2025 | Quarter Ended October 26, 2024 | Nine Months Ended October 25, 2025 | Nine Months Ended October 26, 2024 |
|---|---|---|---|---|
| Contract Revenues – GAAP | $ 1,451.8 | $ 1,272.0 | $ 4,088.3 | $ 3,617.5 |
| Contract Revenues – GAAP Growth % | 14.1% | | 13.0% | |
| | | | | |
| Contract Revenues – GAAP | $ 1,451.8 | $ 1,272.0 | $ 4,088.3 | $ 3,617.5 |
| Revenues from acquired businesses[8] | (110.9) | (21.0) | (377.6) | (47.6) |
| Non-GAAP Organic Contract Revenues | $ 1,340.9 | $ 1,251.0 | $ 3,710.8 | $ 3,569.9 |
| Non-GAAP Organic Contract Revenues Growth % | 7.2% | | 3.9% | |

Amounts in table above may not add due to rounding

DYCOM

# RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES

## NET INCOME AND NON-GAAP ADJUSTED EBITDA

UNAUDITED

$ MILLIONS

| | Quarter Ended October 25, 2025 | Quarter Ended October 26, 2024 | Nine Months Ended October 25, 2025 | Nine Months Ended October 26, 2024 |
|---|---|---|---|---|
| Net income | $ 106.4 | $ 69.8 | $ 264.9 | $ 200.7 |
| Interest expense, net | 13.8 | 17.5 | 43.4 | 44.9 |
| Provision for income taxes | 33.9 | 21.5 | 85.1 | 62.8 |
| Depreciation and amortization | 62.2 | 52.0 | 181.4 | 143.8 |
| EBITDA | 216.2 | 160.7 | 574.8 | 452.3 |
| Gain on sale of fixed assets | (4.8) | (8.2) | (24.6) | (28.8) |
| Stock-based compensation expense | 8.0 | 14.0 | 25.2 | 31.3 |
| Acquisition integration costs[10] | - | 4.2 | - | 4.2 |
| Loss on debt extinguishment[11] | - | - | - | 1.0 |
| Non-GAAP Adjusted EBITDA | $ 219.4 | $ 170.7 | $ 575.3 | $ 460.0 |
| Non-GAAP Adjusted EBITDA % of contract revenues | 15.1% | 13.4% | 14.1% | 12.7% |

Amounts in table above may not add due to rounding

# RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES

## NET INCOME AND NON-GAAP ADJUSTED NET INCOME

UNAUDITED

$ MILLIONS

| | Quarter Ended October 25, 2025 | Quarter Ended October 26, 2024 | Nine Months Ended October 25, 2025 | Nine Months Ended October 26, 2024 |
|---|---|---|---|---|
| Net income | $ 106.4 | $ 69.8 | $ 264.9 | $ 200.7 |
| Pre-tax Adjustments: | | | | |
| Stock-based compensation modification[9] | - | 7.1 | - | 9.3 |
| Acquisition integration costs[10] | - | 4.2 | - | 4.2 |
| Loss on debt extinguishment[11] | - | - | - | 1.0 |
| Tax impact of pre-tax adjustments | - | (1.9) | - | (1.0) |
| Total adjustments, net of tax | - | 9.4 | - | 13.5 |
| Non-GAAP Adjusted Net Income | $ 106.4 | $ 79.2 | $ 264.9 | $ 214.2 |
| GAAP diluted earnings per common share | $ 3.63 | $ 2.37 | $ 9.05 | $ 6.81 |
| Total adjustments, net of tax | - | 0.31 | - | 0.45 |
| Non-GAAP Adjusted Diluted Earnings per Common Share | $ 3.63 | $ 2.68 | $ 9.05 | $7.26 |
| Shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share | 29.3 | 29.5 | 29.3 | 29.5 |

Amounts in table above may not add due to rounding

# NOTES

1. AT&T and Lumen each exceeded 10% of total revenues for Q3 2026. Customers exceeding 5% of total revenues for Q3 2026 were Brightspeed, Charter, Comcast, Frontier and Verizon.
2. The Company's backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company's backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles ("GAAP") and should be considered in addition to, but not as a substitute for, information provided in accordance with GAAP. Participants in the Company's industry also disclose a calculation of their backlog; however, the Company's methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships.
3. As of Q3 2026 and Q2 2026, the Company had $53.6 million and $47.5 million of standby letters of credit outstanding under the Senior Credit Facility, respectively.
4. Liquidity represents the sum of availability from the Company's Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount.
5. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers.
6. Source: McKinsey & Company, 8 Aug. 2025
7. Source: Cushman & Wakefield Data Center Advisory Group, 2025
8. Amounts represent contract revenues from acquired businesses that were not owned for the entirety of both the current and prior year periods.
9. In connection with the Company's CEO succession plan and transition completed in November 2024, the Company incurred stock-based compensation modification expense of $7.1 million and $9.3 million during the quarter and nine months ended October 26, 2024, respectively, related to previously issued equity awards.
10. The Company incurred costs of approximately $4.2 million in connection with the integration of a business acquired during the quarter ended October 26, 2024.
11. During the quarter ended July 27, 2024, the Company recognized a loss on debt extinguishment of approximately $1.0 million in connection with the amendment of its credit agreement.

# CONTACT US

**Investor and Media Contact**

Callie Tomasso
VP Investor Relations & Corporate Communications
(561) 799-2260
InvestorRelations@dycomind.com

**Corporate Office**

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West Palm Beach, FL 33401
(561) 627-7171

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